Summary Prospectus April 30, 2012

ING Global Bond Portfolio

Class / Ticker	ADV/IOSAX; S/IOSSX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature; email a request to Literature_request@INGFunds.com; call 1-800-262-3862; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio’s Prospectus and Statement of Additional Information, each dated April 30, 2012, and the audited financial statements on pages 41-92 of the Portfolio’s shareholder report dated December 31, 2011 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses[1] Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.06	0.06
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.17	0.92
Waivers and Reimbursements[3]	%	(0.14)	(0.14)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.03	0.78
1	Expense ratios have been adjusted to reflect current contractual rates.
2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.04% and 0.79% for Class ADV and Class S shares, respectively, through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee such that the net management fee will be equal to 0.40% through May 1, 2013. Last, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2013. Based upon net assets as of December 31, 2011, the management fee waiver for the Portfolio would be (0.02)%. There is no guarantee that these management fee waivers will continue after May 1, 2013. These management fee waivers will continue only if the adviser elects to renew them.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$105	358	630	1,408
S	$80	279	496	1,118

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Porfolio’s portfolio turnover rate was 590% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.

The Portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Portfolio may hedge its exposure to securities denominated in foreign currencies. The Portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”

The Portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Rating Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.

The Portfolio may also invest up to 5% of its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Portfolio may invest a portion of its assets in high-yield debt securities rated below investment grade, the Portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Portfolio will generally range between two and nine years.

The Portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to seek to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Summary Prospectus	2 of 4	ING Global Bond Portfolio

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or replacement, potential for default on sovereign debt, or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations   The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which

Summary Prospectus	3 of 4	ING Global Bond Portfolio

to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV (as of December 31 of each year)

Best quarter: 2nd, 2009, 11.03% and Worst quarter: 4th, 2008, (10.16)%

Average Annual Total Returns% (for the periods ended December 31, 2011)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	3.26	5.56	5.25	11/08/04
Class S	%	3.51	5.81	5.51	11/08/04
BCGA Index[1]	%	5.64	6.46	5.34[2]	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC
Portfolio Managers
Christine Hurtsellers	Michael Mata
Portfolio Manager (since 04/11)	Portfolio Manager (since 01/11)
Robert Robis
Portfolio Manager (since 07/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

Summary Prospectus	4 of 4	SPRO-IPIGBS (0412-043012)